Exhibit 10.10

SECOND AMENDMENT TO
LOAN AGREEMENT

This SECOND AMENDMENT TO LOAN AGREEMENT (the “Amendment”) is made and entered into as of September 11, 2019, by and between Apollo Medical Holdings, Inc., a Delaware corporation (“Lender”), and AP-AMH Medical Corporation, a California professional medical corporation (“Borrower”).

A.       Lender and Borrower have previously entered into that certain Loan Agreement dated as of May 10, 2019, as amended by that certain First Amendment to Loan Agreement dated as of August 26, 2019 (together, the “Loan Agreement”).

B.       Lender and Borrower desire to further amend the Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties, provisions and covenants herein contained, the parties hereto, each intending to be bound hereby, agree as follows:

1.       Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to such terms in the Loan Agreement.

2.       Definition of Excluded Assets. Exhibit B to the Loan Agreement is hereby amended by amending and restating the definition of “Excluded Assets” in Section 1 thereof to read in full as follows:

“Excluded Assets” means (i) assets received from the sale of shares of the Series A Preferred equal to the Series A Purchase Price, (ii) the assets of the Company that are not Healthcare Services Assets, including the Company’s equity interests in Universal Care, Inc., Apollo Medical Holdings, Inc., and any entity that is primarily engaged in the business of owning, leasing, developing or otherwise operating real estate, (iii) any assets acquired with the proceeds of the sale, assignment or other disposition of any of the assets described in clauses (i) or (ii), and (iv) any proceeds of the assets described in clauses (i), (ii) and (iii).

3.       Effect of Amendment. Except as expressly amended by this Amendment, all of the terms of the Loan Agreement shall remain unchanged and in full force and effect. The provisions of Sections 6 through 15 of the Loan Agreement are incorporated in this Amendment by this reference, mutatis mutandis.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

Borrower:		Lender:

AP-AMH MEDICAL CORPORATION		APOLLO MEDICAL HOLDINGS, INC.

By:	/s/ Thomas Lam	By:	/s/ Eric Chin
	Thomas S. Lam, M.D.,		Eric Chin,
	Chief Executive Officer		Chief Financial Officer

Address:
1668 S. Garfield Ave., 2nd Floor		By:	/s/ Mitchell Kitayama
Alhambra, CA 91801			Mitchell Kitayama,
Independent Committee Director

Address:
1668 S. Garfield Avenue, 2nd Floor
Alhambra, CA 91801

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